                                                                    EXHIBIT 24.2

                               CERTAIN GUARANTORS

                                Power of Attorney
                           of Director and/or Officer

      Each of the undersigned directors and/or officers of the guarantors attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint R. Jeffrey Bixler and Geoffrey G. Meyers, each of the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for each undersigned and in each undersigned's name, place, and stead, to sign and affix each undersigned's name as such director and/or officer of said Guarantors to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Guarantors with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Manor Care, Inc. and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and confirming that each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney this 24th day of July, 2003.

                                              /s/ R. Jeffrey Bixler
                                              -------------------------------
                                              R. Jeffrey Bixler

                                              /s/ Geoffrey G. Meyers
                                              -------------------------------
                                              Geoffrey G. Meyers

                                              /s/ Spencer C. Moler
                                              -------------------------------
                                              Spencer C. Moler

                                              /s/ Paul A. Ormond
                                              -------------------------------
                                              Paul A. Ormond

                                    EXHIBIT A

                                   Guarantors

AMERICAN HOSPITAL BUILDING
CORPORATION

AMERICANA HEALTHCARE CENTER OF
PALOS TOWNSHIP, INC.

AMERICANA HEALTHCARE CORPORATION
OF GEORGIA

AMERICANA HEALTHCARE CORPORATION
OF NAPLES

ANCILLARY SERVICES MANAGEMENT, INC.

BAILY NURSING HOME, INC.

BIRCHWOOD MANOR, INC.

BLUE RIDGE REHABILITATION SERVICES,
INC.

CANTERBURY VILLAGE, INC.

CHARLES MANOR, INC.

CHESAPEAKE MANOR, INC.

DEKALB HEALTHCARE CORPORATION

DEVON MANOR CORPORATION

DISTCO, INC.

DIVERSIFIED REHABILITATION SERVICES,
INC.

DONAHOE MANOR, INC.

EAST MICHIGAN CARE CORPORATION

EXECUTIVE ADVERTISING, INC.

EYE-Q NETWORK, INC.

FOUR SEASONS NURSING CENTERS, INC.

GEORGIAN BLOOMFIELD, INC.

GREENVIEW MANOR, INC.

HCR HOSPITAL HOLDING COMPANY, INC.

HCR MANORCARE MEDICAL SERVICES OF
FLORIDA, INC.

HCR PHYSICIAN MANAGEMENT SERVICES,
INC.

HCRA OF TEXAS, INC.

HEARTLAND CAREPARTNERS, INC.

HEARTLAND HOME CARE, INC.

HEARTLAND HOME HEALTH CARE
SERVICES, INC.

HEARTLAND HOSPICE SERVICES, INC.

HEARTLAND MANAGEMENT SERVICES,
INC.

HEARTLAND REHABILITATION SERVICES
OF FLORIDA, INC.

HEARTLAND SERVICES CORP.

HERBERT LASKIN, RPT - JOHN MCKENZIE,
RPT PHYSICAL THERAPY PROFESSIONAL
ASSOCIATES, INC.

HGCC OF ALLENTOWN, INC.

INDUSTRIAL WASTES, INC.

IONIA MANOR, INC.

JACKSONVILLE HEALTHCARE
CORPORATION

KENSINGTON MANOR, INC.

KNOLLVIEW MANOR, INC.

LEADER NURSING AND REHABILITATION
CENTER OF BETHEL PARK, INC.

LEADER NURSING AND REHABILITATION
CENTER OF GLOUCESTER, INC.

LEADER NURSING AND REHABILITATION
CENTER OF SCOTT TOWNSHIP, INC.

LEADER NURSING AND REHABILITATION
CENTER OF VIRGINIA INC.

LINCOLN HEALTH CARE, INC.

MANOR CARE AVIATION, INC.

MANOR CARE OF AKRON, INC.

MANOR CARE OF ARIZONA, INC.

MANOR CARE OF ARLINGTON, INC.

MANOR CARE OF BOCA RATON, INC.

MANOR CARE OF BOYNTON BEACH, INC.

MANOR CARE OF CANTON, INC.

MANOR CARE OF CENTERVILLE, INC

MANOR CARE OF CHARLESTON, INC.

MANOR CARE OF CINCINNATI, INC.

MANOR CARE OF COLUMBIA, INC.

MANOR CARE OF DARIEN, INC.

MANOR CARE OF DELAWARE COUNTY, INC.

MANOR CARE OF DUNEDIN, INC.

MANOR CARE OF FLORIDA, INC.

MANOR CARE OF HINSDALE, INC.

MANOR CARE OF KANSAS, INC.

MANOR CARE OF KINGSTON COURT, INC.

MANOR CARE OF LARGO, INC.

MANOR CARE OF LEXINGTON, INC.

MANOR CARE OF MEADOW PARK, INC.

MANOR CARE OF MIAMISBURG, INC

MANOR CARE OF NORTH OLMSTED, INC.

MANOR CARE OF PINEHURST, INC.

MANOR CARE OF PLANTATION, INC.

MANOR CARE OF ROLLING MEADOWS, INC.

MANOR CARE OF ROSSVILLE, INC.

MANOR CARE OF SARASOTA, INC.

MANOR CARE OF WILLOUGHBY, INC.

MANOR CARE OF WILMINGTON, INC.

MANOR CARE OF YORK (NORTH), INC.

MANOR CARE OF YORK (SOUTH), INC.

MANOR CARE PROPERTIES, INC.

MANORCARE HEALTH SERVICES OF
BOYNTON BEACH, INC.

MANORCARE HEALTH SERVICES OF
NORTHHAMPTON COUNTY, INC.

MANORCARE HEALTH SERVICES OF
VIRGINIA, INC.

MARINA VIEW MANOR, INC.

MEDI-SPEECH SERVICE, INC.

MID-SHORE PHYSICAL THERAPY
ASSOCIATES, INC.

MILESTONE HEALTH SYSTEMS, INC.

MILESTONE HEALTHCARE, INC.

MILESTONE REHABILITATION SERVICES,
INC.

MILESTONE STAFFING SERVICES, INC.

MILESTONE THERAPY SERVICES, INC.

MNR FINANCE CORP.

MRC REHABILITATION, INC.

NEW MANORCARE HEALTH SERVICES, INC.

PEAK REHABILITATION, INC.

PERRYSBURG PHYSICAL THERAPY, INC

PHYSICAL OCCUPATIONAL AND SPEECH
THERAPY, INC.

PNEUMATIC CONCRETE, INC.

PORTFOLIO ONE, INC.

REHABILITATION ADMINISTRATION
CORPORATION

REHABILITATION ASSOCIATES, INC.

REHABILITATION SERVICES OF ROANOKE,
INC.

REINBOLT & BURKAM, INC.

RICHARDS HEALTHCARE, INC.

RIDGEVIEW MANOR, INC.

ROLAND PARK NURSING CENTER, INC.

RVA MANAGEMENT SERVICES, INC.

SILVER SPRING - WHEATON NURSING
HOME, INC.

SPRINGHILL MANOR, INC.

STEWALL CORPORATION

STRATFORD MANOR, INC.

STUTEX CORP.

SUN VALLEY MANOR, INC.

THE NIGHTINGALE NURSING HOME, INC.

THERAPY ASSOCIATES, INC.

THERASPORT PHYSICAL THERAPY, INC.

THREE RIVERS MANOR, INC.

TOTALCARE CLINICAL LABORATORIES,
INC.

WASHTENAW HILLS MANOR, INC.

WHITEHALL MANOR, INC.

COLEWOOD LIMITED PARTNERSHIP

HCR HOSPITAL, LLC

BOOTH LIMITED PARTNERSHIP

                               CERTAIN GUARANTORS

                                Power of Attorney
                           of Director and/or Officer

      Each of the undersigned directors and/or officers of the guarantors attached hereto as Exhibit A (the "GUARANTORS") does hereby make, constitute, and appoint R. Jeffrey Bixler and Geoffrey G. Meyers, each of the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for each undersigned and in each undersigned's name, place, and stead, to sign and affix each undersigned's name as such director and/or officer of said Guarantor to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Guarantor with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Manor Care, Inc. and guaranteed by said Guarantor, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and confirming that each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of July, 2003.


                                        /s/ Geoffrey G. Meyers
                                        -------------------------------------
                                        Geoffrey G. Meyers

                                        /s/ Spencer C. Moler
                                        -------------------------------------
                                        Spencer C. Moler

                                        /s/ Paul A. Ormond
                                        -------------------------------------
                                        Paul A. Ormond

                                        /s/ M. Keith Weikel
                                        -------------------------------------
                                        M. Keith Weikel

                                    EXHIBIT A

                                   Guarantors

HCR HOME HEALTH CARE AND HOSPICE,
INC.

HCR INFORMATION CORPORATION

HCR REHABILITATION CORP.

HCRC INC.

HEALTH CARE AND RETIREMENT
CORPORATION OF AMERICA

HEARTLAND EMPLOYMENT SERVICES, INC.

HEARTLAND INFORMATION SERVICES, INC.
(f/k/a Heartland Medical Information Services, Inc.)

HEARTLAND REHABILITATION SERVICES,
INC.

IN HOME HEALTH, INC.

MANOR CARE OF AMERICA, INC

MANORCARE HEALTH SERVICES, INC.

ANNANDALE ARDEN, LLC

BAINBRIDGE ARDEN, LLC

BINGHAM FARMS ARDEN, LLC

COLONIE ARDEN, LLC

CRESTVIEW HILLS, LLC

FIRST LOUISVILLE ARDEN, LLC

GENEVA ARDEN LLC

HANOVER ARDEN, LLC

JEFFERSON ARDEN, LLC

KENWOOD ARDEN, LLC

LIVONIA ARDEN, LLC

MEMPHIS ARDEN, LLC

NAPA ARDEN, LLC

ROANOKE ARDEN, LLC

SAN ANTONIO ARDEN, LLC

SILVER SPRING ARDEN, LLC

SUSQUEHANNA ARDEN LLC

TAMPA ARDEN, LLC

WALL ARDEN, LLC

WARMINSTER ARDEN LLC

WILLIAMS VILLE ARDEN, LLC

BATH ARDEN, LLC

CLAIRE BRIDGE OF ANDERSON, LLC

CLAIRE BRIDGE OF AUSTIN, LLC

CLAIRE BRIDGE OF KENWOOD, LLC

CLAIRE BRIDGE OF SAN ANTONIO, LLC

CLAIRE BRIDGE OF SUSQUEHANNA, LLC

CLAIRE BRIDGE OF WARMINSTER, LLC

FRESNO ARDEN, LLC

MESQUITE HOSPITAL, LLC

TUSCAWILLA ARDEN, LLC

ANCILLARY SERVICES, LLC

HCR MANORCARE MESQUITE, L.P.